DEBT AND FINANCE LEASE LIABILITIES - Net Carrying Amounts of Debt (Details) - Convertible Notes Payable - Toggle Senior Unsecured Convertible Notes - USD ($) $ in Thousands	Dec. 31, 2022	Jun. 30, 2022
Debt Instrument [Line Items]
Principal amount	$ 210,939	$ 200,000
Accrued PIK interest	1,998
Unamortized discount	(6,443)
Unamortized issuance costs	(6,708)
Net carrying amount	$ 199,786